LVIP American Global Small Capitalization Fund(Service Class II)
Summary ProspectusMay 31, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus dated May 1, 2011, as amended May 20, 2011, and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP American Global Small Capitalization Fund is long-term growth of capital. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold Service Class II shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A
Maximum Deferred Sales Charge (Load)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A
Redemption Fee	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.71%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[2]	0.45%
Total Annual Fund Operating Expenses[3]	1.71%
Less Expense Reimbursement[4]	(0.31%)
Net Expenses (After Expense Reimbursement)	1.40%
[1]	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Feeder Fund and the Master Fund.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.
3The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Feeder Fund and does not include the fees of the underlying fund.
[4]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund’s Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of the average daily net assets. The agreement will continue at least through April 30, 2012.
ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the time period shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

LVIP American Global Small Capitalization Fund	1

1 year	3 years	5 years[1]	10 years[1]
$143	$509	N/A	N/A
1Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year-three. Portfolio TurnoverThe Master fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the Master fund’s portfolio turnover rate was 47% of the average value of its portfolio. Principal Investment Strategies The fund operates as a “feeder fund” which means that the fund does not buy investment securities directly. Instead, it invests all of its assets in a separate mutual fund (Master Fund), which in turn purchases investment securities. The fund has essentially the same investment objective and strategies as its corresponding Master Fund. The Master Fund is a fund of American Funds Insurance Series®. The fund invests all of its assets in Class 1 shares of the Master Fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series. The investment objective of the Master Fund is long term growth of capital. The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market providing a higher value to the stocks such that they no longer meet the adviser’s definition of small capitalization stocks. The Master Fund’s investment adviser currently defines “small market capitalization” companies to be companies with market capitalization of $3.5 billion or less. The Master Fund’s investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. Under normal circumstances, the fund invests a significant portion of its assets outside the United States. The Master Fund normally invests a portion of its assets in common stocks and other securities of companies in emerging market countries. The Master Fund expects to be invested in numerous countries around the world. The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the portfolio investments to be purchased for the Master Fund. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus. The prospectus for the Master Fund is delivered together with this Prospectus. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Management Risk: The investment adviser to the Master Fund actively manages the Fund’s investments. Consequently, the Master Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the Master Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
  Small-Cap Companies Risk: Investments in small companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small company securities generally trade less frequently and in lower volumes, and the fund may experience difficulty closing out positions at previous market prices.
  Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
  Preferred Stock Risks: The value of preferred stock is affected by prevailing interest rates. When interest rates rise, preferred stock can decline in value similar to fixed income securities. Preferred stock is also subject to the credit quality of the issuer. Most preferred stock is callable, meaning the issuer can redeem the shares at any time. Preferred stockholders generally do not enjoy the same voting privileges as the holders of common stock.
  Convertible Securities Risks: Convertible securities, such as convertible preferred stocks and convertible bonds, tend to perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. Consequently, convertible securities are subject to market risk like equity securities; namely, the value of convertible securities fluctuates in response to activities specific to the company as well as general market, economic and political conditions. Convertible

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  securities are also subject to risks like fixed-income securities, such as default risk, the risk that the company issuing debt securities will be unable to repay principal and interest, and interest rate risk, the risk that the security may decrease in value if interest rates increase. Convertible securities may also be subject to liquidity risk, as the markets for convertible securities may be less liquid than markets for common stocks or bonds preventing the fund from transacting in a timely manner or at an advantageous price.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
Fund PerformanceThe fund commenced operations on July 1, 2010. Once the fund has at least one year of performance, a bar chart and performance table for the fund will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how the fund will perform in the future. The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Master Fund. The bar chart shows changes in performance of Class 1 shares of the Master Fund, adjusted to reflect the estimated fees and expenses of the fund, for the past ten years. The table shows how the average annual returns of Class 1 shares of the Master Fund, adjusted to reflect the estimated fees and expenses of the fund, for the one-, five-, and ten-year periods compare with those of a broad measure of market performance. Please note that the past performance of the Master Fund is not necessarily an indication of how the Master Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.
	Average Annual Total Return For periods ended 12/31/10
	1 year	5 years	10 Years
American Funds Global Small Capitalization Fund - Class 1[1] (Master Fund)	22.58%	6.38%	8.16%
MSCI All Country World Small Cap Index	23.34%	2.98%	7.59%
1Performance information shown is that of the American Funds Global Small Capitalization Fund - Class 1 (Master Fund) as adjusted to reflect the estimated fees and expenses of the of the LVIP American Global Small Capitalization Fund (Feeder Fund) shown in the fees and expenses table above.

LVIP American Global Small Capitalization Fund	3

Investment AdviserThe fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.Feeder Fund Investment Adviser: Lincoln Investment Advisors Corporation
Master Fund Investment Adviser: Capital Research and Management CompanySM
Portfolio Manager(s) of Master Fund	Company Title	Experience w/Master Fund
Gordon Crawford	Senior Vice President, Capital Research Global Investors	Since 1998
Mark E. Denning	Senior Vice President, Capital Research Global Investors	Since 1998
J. Blair Frank	Senior Vice President, Capital Research Global Investors	Since 2003
Harold H. La	Senior Vice President, Capital Research Global Investors	Since 2008
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

4	LVIP American Global Small Capitalization Fund